# IRIS BioTechnologies

DIAGNOSTIC GUIDED THERAPY
FOR HUMAN DISEASES

# Forward-looking Statements

Statements in this presentation about the Company's expectations, applications of its technology, markets, launch of tests and other statements that are not historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are based on management's current beliefs, assumptions, estimates and projections. Actual results may differ materially from those projected in the forward-looking statements for various reasons, including risks associated with product and test development, test transfer to contracting labs, government regulation, market acceptance, limited commercial experience, dependence on key personnel, obtaining financing and other factors discussed in the Company's periodic reports filed with the Securities and Exchange Commission.

# Personalized Medicine

IRIS BioTechnologies

***If cancer or other disease strikes, what medical treatment will work best for you?***

***Iris thinks that you should know, and we will provide valuable information for making informed decision.***

***Iris combines the latest developments in big data, genomics, proteomics and a host of therapies to arrive at optimal treatment for every individual.***

# Iris Biotechnologies Locations

IRIS BioTechnologies


5201 great america pkwy santa clara ca 95054
5201 Great America Pkwy
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5201 Great America Pkwy


1933 davis street san leandro
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1933 Davis St


1949 5th st davis ca
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1949 5th St

Near UCSF, UC Berkeley, Stanford, and UC Davis

# IRIS Overview

IRIS BioTechnologies

- **Public Company:** Went Public in 2008 (OTCBB:IRSB). Plan to trade on the NASDAQ soon.
- **Intellectual Property:** Six US and international patents
- **Initial Product:** Nano-Biochip™ captures the individual biological profile for optimizing cancer treatment, enabling personalized and targeted medicine.
- **Important Service:** BioWindows™ Artificial Intelligence System for personalized, predictive, preventive, and participatory healthcare.
- **Management team:** Experienced management team & seasoned scientific advisory board.
- **IRB Approved Research:** Breast Cancer Clinical Study.

# IRIS Technology Overview

IRIS BioTechnologies

- **Nano-Biochip™:** An integrated biochip for collecting and analysing a patient's nucleic acid and protein profiles, converting molecular profiles to digital information that is stored as a part of the IRIS BioWindows™ medical system that includes an **artificial intelligence system** for genetic analysis.

- **Clinical Analysis:** Patient samples, which may include tumor or other tissues, blood, saliva, urine, or stool are analyzed and correlated with prior patients' profiles, treatments, and outcomes. Resulting analysis enables the patients and their physicians to **tailor treatment regimens based upon precise molecular analysis, family medical history, life style considerations, and environmental factors.**

- **Research & Development:** Iris Nano-Biochips and BioWindows system can be used to develop new precision targeted drugs. The Nano-Biochip can facilitate studies for better understanding of stem cells and the microbiome (microorganisms), and be customized to generate data from **next-gen sequencing**.

# Products and Services

IRIS BioTechnologies

- **Nano-biochip™ Product Pipeline:**
  - CancerChip™,
  - PrenatalChip™,
  - NeuroChip™(Alzheimer's disease and Parkinson's disease),
  - MetabolicChip™(Diabetes),
  - CardioChip™, and
  - Chips for veterinary applications
  - Chips for agricultural applications (e.g., biofuel development),
  - Chips for environmental applications.

- **Analytical services:** BioWindows™ database access for clinical applications, drug development, and stem cell research.

- **Online potential:** BioWindows for secure, convenient, and confidential communication among physicians, patients, and other healthcare providers; an online marketplace.

# Competitive Environment

IRIS BioTechnologies

| | Product Comparison | Technology | Prediction | Tumor Test Price | Market Cap (Nasdaq 6/20/14) |
|---|---|---|---|---|---|
| Iris | Nano-Biochip™ BioWindows™ (6 patents) | Integrated BioWindows Artificial Intelligence System with Nano-Biochip and Next-gen sequencing | Cancer Recurrence<br>Chemo Effectiveness<br>Targeted Therapies<br>Match with therapies in clinical trials<br>Best treatment regimen | $3,500 (Oncotype Equivalent)<br>$ 4-5 K (Premium) | Planned NASDAQ IPO Soon |
| Competitors | Genomic Health (Oncotype Dx Test for Breast Cancer) | RT-PCR | Cancer Recurrence<br>Non-specific Chemo Effectiveness | $ 4.2 K | $844 million (GHDX) |
| | Foundation Medicine (Foundation One Tumor Test) | Next-gen sequencing | Link DNA Sequence Variation with Targeted Therapies<br>Match with therapies in clinical trials | $ 5.9 K | $680 million (FMI) |

# Planned Product Launches

- **Standard of Care Breast Cancer Test:** In Q4 2014, Iris plans to launch a breast cancer test that is comparable to the current standard of care breast cancer test (Oncotype Dx) or better at a competitive price.

- **New Standard of Care Breast Cancer Test:** In 2015, Iris plans to launch the next generation breast cancer test that is significantly better than current standard of care breast cancer test (Oncotype Dx) at a premium price. Unlike Oncotype Dx, this new test is designed to enable the physicians to select the best treatment regimen.

- **Quick Tests for IVF Pre-implantation and Prenatal Analysis :** Concurrently, Iris plans to launch products and service that have the potential to become the standard of care in IVF Pre-implantation and Prenatal Analysis.

# Planned Breast Cancer Study

IRIS BioTechnologies

- The purpose of this study is to evaluate a new method for significantly improving the decision-making process in the treatment of breast cancer based upon molecular profiling and life dynamics. **The Iris clinical study goes beyond the studies done with Oncotype Dx, MammaPrint, and PAM50.** Our clinical study **integrates new scientific knowledge, new FDA direction on clinical study, as well as the mandates and opportunities created by the Affordable Care Act.**

- We start with traditional tools to establish the baseline. Then, We will use our own Nano-Biochip™ and BioWindows™ Artificial Intelligence System for Genetic Analysis to provide oncologists vital information to enable a more precise, rapid determination of how best to treat specific patients.

- **This study will include multiple hospitals. Some of these targeted hospitals have previous experience in conducting breast cancer clinical studies with NSABP, ECOG, or SWOG.**

- The primary focus of our protocol is to correlate breast cancer treatment outcome with gene expression, medical history, life style, and environmental exposure. Our secondary focus is to correlate breast cancer treatment outcome with protein expression. An eight-page detailed patient informed consent document will also be provided to the IRB for study approval.

- **We are open to working with more hospitals interested in participating in the Iris breast cancer clinical study.**

# IRIS Market Overview

IRIS BioTechnologies

- **Target customers:**
  - Large hospital networks,
  - Pharmaceutical companies,
  - Research institutions, and
  - Private individuals.

- **Large Market:** Fastest growing multi-billion-dollar market segment in the medical industry.

- **Key Drivers:** Patients, Insurance Companies, Employers, Medical Professionals, and Government Requirements.

- **If cancer or other disease strikes, what medical treatment will work best for you?** IRIS thinks that you should know, and we will provide valuable information for making informed decision.

- **Why is IRIS important to you?** We give you and your physicians the information to choose the **best medical treatment regimen before the treatment begins**. We enable precision healthcare. This is the future of medicine.

- **How does IRIS do it?** We analyse the totality of who you are by looking at a combination of many things including your nucleic acids such as DNA and RNA as well as proteins, family medical history, life style, and environmental exposure.

- **What makes IRIS the best approach to cancer treatment?** Actionable integration of molecular profiling with clinical decision making. Precision analysis of potential cancer recurrence and chemotherapy effectiveness, along with matching to targeted therapies and therapies in clinical trials.

- **What else is IRIS doing?** Our powerful technology is useful for numerous medical applications, not just cancer treatment. **We are developing new and powerful tools as well as a global patient information database.** Understanding the molecular basis for diseases enables precision targeted drug development and delivery.

# IRIS Comprehensive Clinical Solution

IRIS BioTechnologies



Public Research data
Patient Sample
Disposable Nano-Biochip™ and Next-Gen Sequencing
BioWindows™ Artificial Intelligence System
Clinical Assessment Analytics
Medical Treatment
Private Research data

# Reclassification of breast cancers by functional aberrations



Luminal A
Basal-like
Luminal B
Normal-like
HER2 Enriched
Luminal A
meta-PCNA
p53 loss
Basal-like
Luminal B
PI3K activation
Rb loss
Normal-like
HER2 Enriched

subtypes

subtypes + gene networks =
many more patient profiles

# Aberrant gene activity has measurable functional consequences

Hundreds of mutated genes } 12 major pathways }

Cancer Hallmarks


Self-sufficiency in growth signals
Evading apoptosis
Insensitivity to anti-growth signals
Sustained angiogenesis
Tissue invasion & metastasis
Limitless replicative potential

Hanahan & Weinberg, Cell 2000

} Drug targets

- A test including indicators of the **activities of particular pathways will be useful** not only to determine which patients require adjuvant therapy, but **what type of adjuvant therapy might work the best.**

# The IRIS technology platform will:

- Analyze the likelihood of recurrence and metastases
- Determine the most efficacious therapeutic regimen
- Reduce the use of ineffective and potentially toxic drugs
- Improve patient's quality of life

# Iris Continues to Grow

Iris Wellness Labs, Inc.

A subsidiary company of Iris Biotechnologies founded on 4/9/2014 to provide CLIA laboratory services, specializing in personalized precision medicine

# Contact Information

**For further information, please contact Simon Chin, President and CEO.**

**E-mail: simonchin@irisbiotech.com.**

**Phone: (408) 806-7149**

**We also invite you to visit us at the following online locations:**

**Iris Biotechnologies Inc.: www.irisbiotech.com**
**Iris facebook: https://www.facebook.com/irisbiotech**
**Iris twitter: https://twitter.com/irisbiotech**

**Thank you for your interest in Iris.**